                                                                 EXHIBIT 10.S


                                      SECOND AMENDMENT and WAIVER
                                      dated as of March 31, 1995 to the LOAN
                                      AGREEMENT dated as of July 27, 1994 (as
                                      the same may be further amended,
                                      supplemented or modified from time to time in accordance with its terms, the "Loan Agreement), among NAPCO SECURITY
                                      SYSTEMS, INC. a Delaware corporation
                                      (the "Borrower"), NAPCO SECURITY
                                      SYSTEMS INTERNATIONAL, INC., UMI
                                      MANUFACTURING CORP., RALTECH
                                      LOGIC, INC., E.E. ELECTRONIC
                                      COMPONENTS, INC., ALARM LOCK
                                      SYSTEMS, INC., and DERRINGER
                                      SECURITY SYSTEMS, INC. (individually,
                                      each a "Guarantor" and collectively, the "Guarantors"), CHEMICAL BANK, a New
                                      York banking corporation ("Chemical"),
                                      THE BANK OF NEW YORK ("BNY" and
                                      collectively with Chemical, the "Banks") and CHEMICAL BANK, as Agent (the
                                      "Agent").

WHEREAS, the Borrower and the Guarantors wish to amend and waive certain provisions of the Loan Agreement;

WHEREAS, the Banks and the Agent have consented to amend and waive the Loan Agreement to reflect the requests herein set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.  Waiver of ARTICLE V. COVENANTS OF THE BORROWER. SECTION 5.02.
    -------------------------------------------------------------
    Negative Covenants. (b) Debt.
    -----------------------------

    Compliance with Article V. Section 5.02. (b) of the Loan Agreement is hereby waived to permit the Borrower to enter into with Chemical Bank (i) the ISDA Master Agreement dated as of December 1, 1994 and (ii) the Schedule to the Master Agreement dated as of December 1, 1994 (collectively, the "Swap Documents"), with respect to a one (1) year interest rate swap transaction covering a notional principal amount of $9,000,000.

2.  Waiver of ARTICLE V. COVENANTS OF THE BORROWER. SECTION 5.02.
    -------------------------------------------------------------
    Negative Covenants. (i) Guarantees.
    -----------------------------------

    Compliance with Article V. Section 5.02. (i) of the Loan Agreement is hereby waived to permit each of the Guarantors to guaranty the obligations of the Borrower under the Swap Documents.

3.  Waiver of ARTICLE V. COVENANTS OF THE BORROWER. SECTION 5.03.
    ------------------------------------------------------------
    Financial Requirements. (c) Current Ratio.
    ------------------------------------------

    Compliance with Section 5.03. (c) of the Loan Agreement is hereby waived for the interim six (6) months ended December 31, 1994 to permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities to be less than 1.99 to 1.00 provided, however, such ratio was not less than 1.80 to 1.00 as of such interim period end.

4.  Waiver of ARTICLE V. COVENANTS OF THE BORROWER. SECTION 5.03.
    -------------------------------------------------------------
    Financial Requirements. (d) Leverage Ratio.
    -------------------------------------------

    Compliance with Section 5.03. (d) of the Loan Agreement is hereby waived for the interim six (6) months ended December 31, 1994 to permit the ratio of Consolidated Total Unsubordinated Liabilities to Consolidated Tangible Net Worth plus Consolidated Subordinated Debt to be greater than 1.05 to
    1.00 provided, however, such ratio was not greater than 1.09 to 1.00 as of such interim period end.

5.  Waiver of ARTICLE V. COVENANTS OF THE BORROWER. SECTION 5.03.
    -------------------------------------------------------------
    Financial Requirements. (e) Debt Service Coverage Ratio.
    --------------------------------------------------------

    Compliance with Section 5.03. (e) of the Agreement is hereby waived for the interim six (6) months ended December 31, 1994 to permit the Debt Service Coverage Ratio to be less than 1.02 to 1.00 provided, however, such ratio was not less than .824 to 1.00 as such interim period end.

6.  Waiver of ARTICLE V. COVENANTS OF THE BORROWER. SECTION 5.03.
    -------------------------------------------------------------
    Financial Requirements. (g) Inventory Reliance.
    -----------------------------------------------

    Compliance with Section 5.03. (g) of the Loan Agreement is hereby waived for the interim six (6) months ended December 31, 1994 to permit the Inventory Reliance of the Borrower to be greater than 18% provided, however, the Inventory Reliance of the Borrower was not greater than 34% as of such interim period end.

7.  Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ----------------------------------------------------------
    5.01. Affirmative Covenants. (b) Reporting Requirements. (ii) Quarterly
    -----------------------------------------------------------------------
    Financial Statements.
    ---------------------

    Section 5.01(b) (ii) of the Loan Agreement is hereby amended by (i) deleting the word "Quarterly" in the first line thereof and substituting therefor the word "Interim", (ii) by inserting immediately preceding the word "As" in the first line thereof the phrase "(a)" and (iii) by inserting the following phrase immediately preceding the period at the end thereof as follows:

    "and (b) as soon as available and in any event within forty-five (45) days after the end of each calendar month, a copy of the consolidated financial statements of the Borrower and its Consolidated Affiliates for the immediately preceding calendar month, including a balance sheet with related statements of income and retained earnings and a statement of cash flows, all in reasonable detail and setting forth in comparative form (beginning one (1) year from the date of the Second Amendment and Waiver to this Agreement) the figures for the comparable month for the previous calendar year, prepared by the Chief Financial Officer of the Borrower, all such financial statements to be prepared in accordance with GAAP (subject to normal year-end adjustments)".

8.  Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ---------------------------------------------------------
    5.01. Affirmative Covenants. (b) Reporting Requirements. (xii) Other
    --------------------------------------------------------------------
    Quarterly Reports.
    ------------------

    Section 5.01.(b) (xii) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

    "(xii) OTHER REPORTS. (a) As soon as available, but in no event later than forty-five (45) days after the end of each fiscal quarter of the Borrower
    (i) production output schedules and (ii) schedules of staffing levels in the United States and the Dominican Republic, each in form, substance and detail satisfactory to the Agent and (b) As soon as available, but in no event later than forty-five (45) days after the end of each calendar month,
    (i) accounts receivable aging schedules of the Borrower and the Guarantors, with separate sub-totals for foreign and domestic accounts receivable and
    (ii) inventory designation schedules of the Borrower and the Guarantors, designating foreign and domestic inventory separately, each in form, substance and detail satisfactory to the Agent."

9.  Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ----------------------------------------------------------
    5.01. Affirmative Covenants.  (g) Visitation.
    ---------------------------------------------

    Section 5.01 (g) of the Loan Agreement is hereby amended by adding the following four new sentences to the end thereof as follows:

    "The Banks shall be permitted to conduct a field examination of the books, records, internal accounting and reporting procedures and all assets of the Borrower and its Consolidated Affiliates once each calendar year, the costs and expenses of which shall be paid for by the Borrower up to an aggregate amount of $20,000 (with amounts in excess thereof paid for by Chemical). Such field examination shall be performed by an independent firm (the "Firm") designated jointly by Chemical and BNY. The Banks will provide the Borrower with a copy of the invoice rendered by the Firm in connection with the completion of any field examination and the Banks will request that the Firm provide in the invoice a time summary by area and related billing rates charged. Should the Banks jointly agree to conduct more than one field examination per calendar year, the Borrower shall permit the Firm designated by the Banks to conduct additional field examinations during the course of a given calendar year, the costs and expenses of which shall be paid for by Chemical. The Banks agree that any such field examinations shall not be conducted (i) at any time during the forty-five days immediately following the end of the first, second and third fiscal quarters of any fiscal year of the Borrower nor (ii) at any time during the ninety days immediately following the end of each fiscal year of the Borrower."

10. Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ---------------------------------------------------------
    5.01. Affirmative Covenants.
    ----------------------------

    Section 5.01. of the Agreement is hereby amended by adding the following new sub-section "(o)" immediately following sub-section (n) thereof as follows:

    "(o) AMENDMENT FEE: (i) Upon the execution by the Borrower of the Second Amendment and Waiver dated as of March 31, 1995 and (ii) on each of June 15, 1995, September 15, 1995 and December 15, 1995, the Borrower shall pay to Chemical, for its own account, an amount equal to $11,250, each such payment representing one quarter of an amendment fee in the aggregate amount of $45,000 (the "Chemical Amendment Fee") to be paid by the Borrower to Chemical in connection with the execution of the Second Amendment and Waiver dated as of March 31, 1995 to the Agreement. The Borrower agrees that in the event that, prior to December 15, 1995, the Commitments are reduced (including upon an Event of Default) to $0 and the obligations of the Borrower hereunder are accelerated, then there shall be due and payable to Chemical hereunder, and the Borrower shall promptly thereupon pay to Chemical, for its own account, the amount by which $45,000 exceeds the amount theretofore paid under this Section 5.01. (o)."

11. Amendment to ARTICLE V. COVENENTS OF THE BORRORWER. SECTION
    -----------------------------------------------------------
    5.02. Negative Covenants. (a) Liens, Etc. (i).
    ---------------------------------------------

    Section 5.02. (a) (i) of the Loan Agreement is hereby amended by adding the following phrase immediately preceding the semi-colon in sub-section (i) as follows:

    "and Section 5.02 (b) (xi) of this Agreement".

12. Amendment to ARTICLE V. COVENANTS OF THE BORROWER.  SECTION
    -----------------------------------------------------------
    5.02. Negative Covenants. (b) Debt.
    -----------------------------------
    Section 5.02 (b) of the Loan Agreement is hereby amended by adding to the end thereof new sub-sections "(x)" and "(xi)" as follows:

    "(x) Debt of the Borrower pursuant to the (i) ISDA Master Agreement dated as of December 1, 1994 between the Borrower and Chemical Bank and (ii) Schedule to the Master Agreement dated as of December 1, 1994 between the Borrower and Chemical Bank;"

    (xi) Debt owing to Chemical arising out of a secured line of credit issued for the purpose of direct borrowings in the maximum principal amount of $2,000,000.00, such line of credit to expire April 1, 1996, and any extensions, replacements or renewals thereof, on terms and conditions satisfactory to both Chemical and BNY, provided that any such extensions, replacements or renewals thereof shall not result in the aggregate principal amount of such indebtedness exceeding $2,000,000.00, all such indebtedness to be secured by the Collateral (subject to an inter-creditor agreement between the Banks) and guaranteed by the Guarantors;".

13. Amendment to ARTICLE V.  COVENANTS OF THE BORROWER.  SECTION
    ------------------------------------------------------------
    5.02. Negative Covenants.  (i) Guarantees.
    ------------------------------------------

    Section 5.02. (i) of the Loan Agreement is hereby amended by inserting the following phrase immediately preceding the period at the end thereof as follows:

    "; or (iv) guarantees by the Guarantors of the obligations of the Borrower under (i) the ISDA Master Agreement dated as of December 1, 1994 between the Borrower and Chemical Bank and (ii) the Schedule to the Master Agreement dated as of December 1, 1994 between the Borrower and Chemical Bank; or (v) guarantees by the Guarantors of the obligations of the Borrower of the Debt permitted by Section 5.02. (b) (xi) hereof".

14. Amendment to ARTICLE V.  COVENANTS OF THE BORROWER.  SECTION
    ------------------------------------------------------------
    5.03. Financial Requirements. (b) Consolidated Capital Expenditures.
    --------------------------------------------------------------------

    Section 5.03. (b) of the Loan Agreement is hereby amended by (i) deleting the number "$3,500,000.00" contained therein and substituting therefor the number "$3,800,000.00", (ii) deleting number "$2,000,000.00" contained therein and substituting therefor the number "$2,500,000.00" and (iii) deleting the number "$1,500,000.00" contained in the sixth line thereof and substituting therefor the number "$1,300,000.00".

15. Amendment to ARTICLE V.  COVENANTS OF THE BORROWER. SECTION
    -----------------------------------------------------------
    5.03. Financial Requirements. (c) Current Ratio.
    ------------------------------------------------

    Section 5.03. (c) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

    "(c) CURRENT RATIO. The Borrower will maintain a ratio of ConsoLidated Current Assets to Consolidated Current Liabilities of (i) not less than
    1.99 to 1.00 at all times
    from July 1, 1994 until December 30, 1994; (ii) not less than 1.70 to 1.00 at all times from December 31, 1994 until December 30, 1995; (iii) not less than 1.85 to 1.00 at all times from December 31, 1995 until June 29, 1996; and (iv) not less than 2.25 to 1.00 at all times from June 30, 1996 and thereafter."

16. Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ----------------------------------------------------------
    5.03. Financial Requirements. (d) Leverage Ratio.
    -------------------------------------------------

    Section 5.03. (d) of the Loan Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:

    "(d) LEVERAGE RATIO. The Borrower will maintain a ratio of (x) Consolidated Total Unsubordinated Liabilities to (y) Consolidated Tangible Net Worth plus Consolidated Subordinated Debt of not more than (i) 1.05 to 1.00 at all times from July 1, 1994 until December 30, 1994; (ii) 1.15 to 1.00 at all times from December 31, 1994 until September 29, 1995, (iii) 1.10 to
    1.00 at all times from September 30, 1995 until December 30, 1995 and (iv)
    1.00 to 1.00 at all times from December 31, 1995 and thereafter.

17. Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ----------------------------------------------------------
    5.03. Financial Requirements. (e) Debt Service Coverage Ratio.
    --------------------------------------------------------------

    Section 5.03. (e) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

    "(e) DEBT SERVICE COVERAGE RATIO. The Borrower will maintain a Debt Service Coverage Ratio of not less than:

      (i) 1.02 to 1.00 at all times from July 1, 1994 until December 30, 1994;

     (ii) .824 to 1.00 at all times from December 31, 1994 until June 29, 1995;

    (iii) .94 to 1.00 at all times from June 30, 1995 until June 29, 1996: and

     (iv) 1.00 to 1.00 at all times from June 30, 1996 and thereafter."

18. Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ----------------------------------------------------------
    5.03. Financial Requirements. (g) Inventory Reliance.
    -----------------------------------------------------

    Section 5.03. (g) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

    "(g) INVENTORY RELIANCE. The Borrower will maintain an Inventory Reliance of not more than:

      (i) 18% at all times from July 1, 1994 until December 30, 1994;

     (ii) 37% at all times from December 31, 1994 until June 29, 1995;

    (iii) 34% at all times from June 30, 1995 until September 29, 1995;

     (iv) 32% at all times from September 30, 1995 until December 30, 1995;

      (v) 30% at all times from December 31, 1995 until March 30, 1996;

     (vi) 20% at all times from March 31, 1996 until June 29, 1996; and

    (vii) 10% at all times from June 30, 1996 and thereafter."

19. Amendment to ARTICLE V. COVENANTS OF THE BORROWER. SECTION
    ----------------------------------------------------------
    5.03. Financial Requirements.
    -----------------------------

    Section 5.03. of the Loan Agreement is hereby amended by adding the following new sub-section "(h)" as follows:

    "(h) INVENTORY TURNOVER DAYS. The Borrower will not permit the number of inventory days in any Test Period, as defined below, to exceed the number of days for the corresponding period set forth below (inventory days shall mean (a) the consolidated inventory of the Borrower and its Consolidated Affiliates as of the last day of such Test Period divided by (b) the consolidated cost of goods sold of the Borrower and its Consolidated Affiliates for such Test Period, times (c) the number of days in such Test Period):

    Period                                       Number of Days
    ------                                       --------------
    March 31, 1995 - June 29, 1995                    276
    June 30, 1995 - September 29, 1995                258
    September 30, 1995 - December 30, 1995            246
    December 31, 1995 - March 30, 1996                238
    March 31, 1996 - June 29, 1996                    218
    June 30, 1996 and thereafter                      208

    Test Period shall mean the immediately preceding four fiscal quarters of the Borrower ending on the date the number of "Inventory Turnover Days" is calculated."

This SECOND AMENDMENT and WAIVER shall be construed and enforced in accordance with the laws of the State of New York.

Except as expressly amended or consented to hereby, the Loan Agreement shall remain in full force and effect in accordance with the original terms thereof.

The SECOND AMENDMENT and WAIVER herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Loan Agreement or any default which may occur or may have occurred under the Loan Agreement.

Notwithstanding the provisions of the Security Agreements dated July 27, 1994 and entered into by the Borrower and each of the Guarantors in connection with the closing of the Loan Agreement (the "Security Agreements"), (a) the Borrower's obligations under the Swap Documents and (b) the Guarantors' guaranty of the Borrower's obligations under the Swap Documents (pursuant to the Guaranties dated July 27, 1994 and entered into by each of the Guarantors in connection with the closing of the Loan Agreement), shall not be secured by the Collateral described in the Security Agreements.

The Borrower and the Guarantors hereby represent and warrant that, after giving effect to this SECOND AMENDMENT and WAIVER, no Event of Default or Default exists under the Loan Agreement or any other related document.

Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Agent and the Lenders when formally requested, in writing, by the Borrower and the Guarantors.

This SECOND AMENDMENT and WAIVER may be executed in one or more counterparts, each of which shall constitute an original, but all of which when, taken together shall constitute but one SECOND AMENDMENT and WAIVER. The SECOND AMENDMENT and WAIVER shall become effective when (i) duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Agent, (ii) the Banks shall have entered into an amendment to the Intercreditor Agreement dated as of July 27, 1994 (the "Intercreditor Agreement"), which such amendment amends Exhibit A thereto to include the Debt permitted under Section 5.02. (b)(xi) of the Loan Agreement as "Chemical Senior Loans" (as such term is defined in the Intercreditor Agreement), (iii) the Agent shall have received copies of executed waivers and amendments (as appropriate) to the Letter of Credit and Bond Purchase Agreement dated as of April 1, 1985 between the Borrower and Chemical Bank and the Credit Agreement dated as of November 21, 1991 among the Borrower, the Guarantors named therein and Chemical Bank, such amendments and waivers reflecting the matters set forth herein and (iv) the Agent shall have received a check in the amount of $16,250, representing (a) a $5,000 amendment fee to be paid to BNY and (b) one-quarter of an amendment fee in the aggregate amount of $45,000 (the "Chemical Amendment Fee") to be paid to the Agent for its own account. The remaining portion of the Chemical Amendment Fee payable to Agent for its own account in the amount of $33,750 shall be payable as set forth in Section 5.01. (o) of the Agreement.

                                      -9.


Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Loan Agreement.

IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have caused this SECOND AMENDMENT and WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                      NAPCO SECURITY SYSTEMS, INC.


                                      By: /s/ K. Buchel
                                         -------------------------
                                      Name: Kevin Buchel
                                      Title: VP-Finance

                                      NAPCO SECURITY SYSTEMS
                                      INTERNATIONAL INC.


                                      By: /s/ K. Buchel
                                         -------------------------
                                      Name:
                                      Title:


                                      UMI MANUFACTURING CORP.


                                      By: /s/ K. Buchel
                                         -------------------------
                                      Name:
                                      Title:


                                      RALTECH LOGIC, INC.


                                      By: /s/ K. Buchel
                                         -------------------------
                                      Name:
                                      Title:

                                      E.E. ELECTRONIC COMPONENTS,
                                      INC.

                                      By: /s/ K. Buchel
                                         ---------------------------
                                      Name:
                                      Title:


                                      ALARM LOCK SYSTEMS, INC.


                                      By: /s/ K. Buchel
                                         ---------------------------
                                      Name:
                                      Title:


                                      DERRINGER SECURITY SYSTEMS,
                                      INC.


                                      By: /s/ K. Buchel
                                         ---------------------------
                                      Name:
                                      Title:



CHEMICAL BANK, as Agent and Bank


By: /s/ Robert F. Eisen Jr
   --------------------------
Name: Robert F. Eisen Jr
Title: VP


THE BANK OF NEW YORK, as Bank


By: /s/ Kevin R. Braddish
   --------------------------
Name: Kevin R. Braddish
Title: V.P.